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                                   EXHIBIT 21

                              LIST OF SUBSIDIARIES

Entity                                                 State of Incorporation
------                                                 ----------------------
Resource Energy, Inc.                                  Delaware
DAC Acquisition Corporation                            Delaware
REI-NY, Inc.                                           Delaware
Resource Well Services, Inc.                           Delaware
St. Julien III Corporation                             Pennsylvania

Atlas America, Inc.                                    Pennsylvania
AIC, Inc.                                              Delaware
Anthem Securities, Inc.                                Pennsylvania
Atlas Energy Corporation                               Ohio
Transatco, Inc.                                        Ohio
Atlas Gas Marketing, Inc.                              Pennsylvania
PA Industrial Energy, Inc.                             Pennsylvania
Mercer Gas Gathering, Inc.                             Pennsylvania
Atlas Information Management, L.L.C.                   Pennsylvania
Atlas Energy Group, Inc.                               Ohio
AED Resources, Inc.                                    Delaware
Atlas Resources, Inc.                                  Pennsylvania
ARD Investments, Inc.                                  Delaware
Resource Leasing, Inc.                                 Delaware
Fidelity Leasing, Inc.                                 Pennsylvania
Fidelity Leasing SPC I, Inc.                           Delaware
FL Partnership Management, Inc.                        Delaware
FL Financial Services, Inc.                            Delaware

Resource Properties, Inc.                              Delaware
Resource Properties II, Inc.                           Delaware
Resource Properties III, Inc.                          Delaware
Resource Properties IV, Inc.                           Delaware
Resource Properties V, Inc.                            Delaware
Resource Properties VI, Inc.                           Delaware
Resource Properties VII, Inc.                          Delaware
Resource Properties VIII, Inc.                         Delaware
Resource Properties IX, Inc.                           Delaware
Resource Properties X, Inc.                            Delaware
Resource Properties XI, Inc.                           Delaware
Resource Properties XII, Inc.                          Delaware
Resource Properties XIII, Inc.                         Delaware
Resource Properties XIV, Inc.                          Delaware
Resource Properties XV, Inc.                           Delaware
Resource Properties XVI, Inc.                          Delaware
Resource Properties XVII, Inc.                         Delaware
Resource Properties XVIII, Inc.                        Delaware
Resource Properties XIX, Inc.                          Delaware
Resource Properties XX, Inc.                           Delaware
Resource Properties XXI, Inc.                          Delaware
Resource Properties XXII, Inc.                         Delaware


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Entity                                                 State of Incorporation
------                                                 ----------------------

Resource Properties XXIII, Inc.                        Delaware
Resource Properties XXIV, Inc.                         Delaware
Resource Properties XXV, Inc.                          Delaware
Resource Properties XXVI, Inc.                         Delaware
Resource Properties XXVII, Inc.                        Delaware
Resource Properties XXVIII, Inc.                       Delaware
Resource Properties XXIX, Inc.                         Delaware
Resource Properties XXX, Inc.                          Delaware
Resource Properties XXXI, Inc.                         Delaware
Resource Properties XXXII, Inc.                        Delaware
Resource Properties XXXIII, Inc.                       Delaware
Resource Properties XXXIV, Inc.                        Delaware
Resource Properties XXXV, Inc.                         Delaware
Resource Properties XXXVI, Inc.                        Delaware
Resource Properties XXXVII, Inc.                       Delaware
Resource Properties XXXVIII, Inc.                      Delaware
Resource Properties XXXIX, Inc.                        Delaware
Resource Properties XL, Inc.                           Delaware
Resource Properties XLI, Inc.                          Delaware
Resource Properties XLII, Inc.                         Delaware
Resource Properties XLIII, Inc.                        Delaware
Resource Properties XLIV, Inc.                         Delaware
Resource Properties XLV, Inc.                          Delaware
Resource Properties XLVI, Inc.                         Delaware
Resource Properties XLVII, Inc.                        Delaware
Resource Properties XLVIII, Inc.                       Delaware
Resource Properties XLIX, Inc.                         Delaware
Resource Properties 50, Inc.                           Delaware
Resource Properties 51, Inc.                           Delaware
Resource Properties 52, Inc.                           Delaware
Resource Properties 53, Inc.                           Delaware
RAI Financial Services, Inc.                           Delaware
10 Melrose Avenue, Inc.                                Delaware
RPI Mortgage Funding, Inc.                             Delaware
Rancho Investments, Inc.                               Delaware
Resource Commercial Mortgages, Inc.                    Delaware
Resource Financial Services, Inc.                      Delaware
Resource Programs, Inc.                                Delaware
WS Mortgage Acquisition Corporation                    Delaware
Resource Funding, Inc.                                 Delaware
Resource Housing Investors I, Inc.                     Delaware
Resource Housing Investors II, Inc.                    Delaware
Resource Housing Investors III, Inc.                   Delaware
Resource Housing Investors IV, Inc.                    Delaware
Abb Associates I, Inc.                                 Delaware
Abb Associates II, Inc.                                Delaware
Oseb GP, Inc.                                          Delaware
Resource Brokerage, Inc.                               Delaware

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Entity                                                 State of Incorporation
------                                                 ----------------------

Fidelity Mortgage Funding, Inc.                        Delaware

Bryn Mawr Resources, Inc.                              Delaware
BMR Holdings, Inc.                                     Delaware
Bryn Mawr Energy Company                               Pennsylvania
Bryn Mawr Properties Advisors, Inc.                    Pennsylvania